UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 29, 2006

Vocus, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-125834	58-1806705
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4296 Forbes Boulevard, Lanham, Maryland		20706
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	3014592590

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On March 23, 2006, Vocus, Inc. (the "Company") entered into an OEM License Agreement (the "OEM Agreement") with Moreover Technologies, Inc. ("Moreover") under which Moreover will provide certain data to the Company for incorporation into the Company's services. A copy of the OEM Agreement is attached as Exhibit 1 hereto and is incorporated by reference herein. Subsequently, on March 27, 2006, the Company and Moreover entered into an amendment of the OEM Agreement (the "Amendment") that is attached as Exhibit 2 hereto and is incorporated by reference herein. The initial term of the OEM Agreement expires on January 2, 2007. The description of the OEM Agreement and the Amendment contained herein is qualified in its entirety by the full text of such exhibits.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vocus, Inc.

March 29, 2006	By:	Stephen Vintz

Name: Stephen Vintz
Title: Chief Financial Officer and Treasurer

Top of the Form

Exhibit Index

Exhibit No.	Description

1	OEM License Agreement dated March 23, 2006
2	Amendment dated March 27, 2006